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EXHIBIT 10.3

                          BRITISH COLUMBIA
               Ministry of Employment and Investment
                    Energy and Minerals Division
                       Mineral Titles Branch

                         Mineral Tenure Act
                             Section 52

                       BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE:       Mineral

MINING DIVISION:              GREENWOOD

SELLER

     I, Leonard Gal, 317- 360 E. Second, Northh Vancouver, British Columbia V7L 4N6, (604) 984-7733 - Client Number 109149.

PURCHASER

     Hugh Grenfal, 3337 West 30th Avenue, Vancouver, British Columbia V7S 1W6 (604) 605-0885 - Client Number 110359.


     For an in consideration of the sum of Ten dollars ($10.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:

Claim Name of            Tenure              Percentage of
Lease Type               Number              Title being Sold
-------------            ------              ----------------

WOMBAT                   365900              100%
MARMOT                   365899              100%

     I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

     September 8, 1999

                              /s/ Leonard Gal
                              (Signature of Seller)

/s/ illegible
(Signature of Witness)